                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                   TO TENDER
                     UNREGISTERED 10% SENIOR NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                              CHILES OFFSHORE LLC
                         CHILES OFFSHORE FINANCE CORP.
      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED AUGUST 27, 1998

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    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
   CITY TIME, ON SEPTEMBER 28, 1998 (THE "EXPIRATION DATE"), UNLESS THE
   EXCHANGE OFFER IS EXTENDED BY THE COMPANY.
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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

          BY FACSIMILE TRANSMISSION                BY HAND, MAIL OR OVERNIGHT DELIVERY:
      (FOR ELIGIBLE INSTITUTIONS ONLY):            U.S. Bank Trust National Association
               (612) 244-1537                                 100 Wall Street
                                                         New York, New York 10041

             FOR INFORMATION OR                                     or
         CONFIRMATION BY TELEPHONE:                        180 East Fifth Street
               (612) 244-8161                               St. Paul, MN 55101
                                                   Attn: Specialized Finance Department

    (Originals of all documents sent by facsimile should be sent promptly by registered
         or certified mail, by hand, or by overnight delivery service.)

    DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Chiles Offshore LLC, a Delaware limited liability company, and Chiles Offshore Finance Corp., a Delaware corporation (collectively, the "Issuers"), in accordance with the Issuers' offer, upon the terms and subject to the conditions set forth in the Prospectus dated August 27, 1998 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, $_________ in aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

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 Name(s) of Registered Holder(s): _____________________________________________
                                              (PLEASE TYPE OR PRINT)

 Address: _____________________________________________________________________

 ______________________________________________________________________________
 Area Code & Telephone No.: ___________________________________________________

 Certificate Number(s) for

 Old Notes (if available): ____________________________________________________

 Total Principal Amount

 Tendered and Represented

 by Certificate(s):$___________________________________________________________

 Signature of Registered Holder(s): ___________________________________________

 Dated: _______________________________________________________________________

 / /    The Depository Trust Company

        (Check if Old Notes will be tendered

        by book-entry transfer)

        Account Number: _______________________________________________________

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
                     THE GUARANTEE BELOW MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

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 Name of Firm: ________________________________________________________________
 Address: _____________________________________________________________________
  _____________________________________________________________________________
 Area Code and Telephone No.: _________________________________________________
 Authorized Signature: ________________________________________________________
 Name: ________________________________________________________________________
 Title: _______________________________________________________________________
 Dated: _______________________________________________________________________
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 NOTE:  DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF
        OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.